UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 8, 2012 (October 8, 2012)

GSV CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2965 Woodside Road

Woodside, CA 94062

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 206-2965

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2012, the Board of Directors of GSV Capital Corp. (the “Company”) accepted the resignation of Paul Lapping, the Company’s Chief Operating Officer. Mr. Lapping’s resignation is effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2012	GSV CAPITAL CORP.

	By:	/s/ Stephen D. Bard
Stephen D. Bard
Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary